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                                                                   EXHIBIT 10.36

               FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


     This FIRST AMENDMENT (this "Amendment"), dated as of September 29, 1999,
                                 ---------
is to the Receivables Purchase Agreement, dated as of June 25, 1999 (the "Agreement"), among CGSF FUNDING CORPORATION, a Delaware corporation, as
 ---------
seller (the "Seller"), McKESSON HBOC, INC., a Delaware corporation ("McKesson"),
             ------
as the initial servicer (the Servicer together with the Seller, the "Seller
                                                                     ------
Parties" and each a "Seller Party") the funding entities parties thereto
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(together with their respective successors and assigns, the "Financial
                                                             ---------
Institutions"), Preferred Receivables Funding Corporation ("PREFCO"), Falcon
------------
Asset Securitization Corporation ("Falcon"), and Blue Ridge Asset Funding Corporation ("Blue Ridge"; PREFCO, Falcon and Blue Ridge being referred to collectively as the "Conduits", and together with the Financial Institutions,
                     --------
the "Purchasers"), Bank One, NA (formerly known as The First National Bank of
     ----------
Chicago), and Wachovia Bank, N.A. (each a "Managing Agent" and collectively, the
                                           --------------
"Managing Agents") and Bank One, NA (formerly known as The First National Bank
 ---------------
of Chicago), as collateral agent for the Purchasers hereunder or any successor collateral agent hereunder (together with its successors and assigns hereunder, the "Collateral Agent"). Capitalized terms used, and not otherwise defined,
     ----------------
herein shall have the meanings assigned to them in the Agreement.

     WHEREAS, the Seller Parties, the Purchasers, the Managing Agents and the Collateral Agent (collectively, the "Parties") have entered into the Agreement; and

     WHEREAS, the Parties desire to amend the Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto agree as follows:

     SECTION 1 AMENDMENTS
               ----------

     (a)  The definition of "Defaulted Receivable" in Exhibit I to the Agreement
                                                      ---------
          is amended by deleting the words "(ii) as to which the Obligor thereof, if a natural person, is deceased," and by changing the reference to "(iii)" to "(ii)", by changing the reference to "(iv)" to "(iii)" and by changing the reference to "(v)" to "(iv)".

     (b)  Clause (i)(a) of the definition of "Eligible Receivable" in Exhibit I
                                                                      ---------
          to the Agreement is hereby deleted in its entirety and the following language is substituted therefor:

          "(a) if a corporation or other business organization, including any sole proprietorship, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; provided, however, that nothing contained
                                       --------  -------
          herein shall preclude any natural person from providing a personal guarantee in favor
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          of a corporation or other business organization, including any sole proprietorship, with respect to any Receivable;"

     (c) Section 8.5 of the Agreement is amended by replacing "on the fifteenth (15/th/) day of each month and at such more" with "on the fifteenth (15/th/) day of each month, or if such day is not a Business day, the next Business Day, and at such more".


     SECTION 2 REPRESENTATIONS AND WARRANTIES
               ------------------------------

     Each of the Seller and McKesson represents and warrants (a) as to the matters set forth in Section 5.1 of the Agreement as if such representations and warranties were made on the date hereof, (b) that the execution and delivery of this Amendment and the performance of its obligations under the Agreement as amended hereby (as so amended, the "Amended Agreement") (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, and (iii) do not and will not constitute a material default under any provision of law or of its charter or by-laws or of any indenture, loan agreement or other contract, order or decree which is binding upon it, and (c) that the Amended Agreement is the legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

     SECTION 3 EFFECTIVENESS
               -------------

     The amendments set forth in Section 1 hereof shall become effective on September 29, 1999, provided that the Managing Agents shall have received counterparts of this Amendment executed by each of the Parties hereto.

     SECTION 4 MISCELLANEOUS
               -------------

     (a)  Continuing Effectiveness, etc.  As herein amended, the Agreement shall
          ------------------------------
          remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references to the Agreement in the Receivables Purchase Agreement or any other related document shall refer to the Amended Agreement.

     (b)  Counterparts. This Amendment may be executed in any number of
          ------------
          counterparts and by the different Parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     (c)  Expenses. McKesson agrees to pay the costs and expenses of the
          --------
          Managing Agents in connection with the negotiation, preparation, execution and delivery of this Amendment.

     (d)  Governing Law. This Amendment shall be a contract made under and
          -------------
          governed by the internal laws of the State of New York.

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.
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                         CGSF FUNDING CORPORATION, as the Seller


                         By:__________________________________
                         Name:
                         Title:

                         Address:   One Post Street
                                    San Francisco, California  94104
                         Fax:

                         McKESSON HBOC, INC., as the Servicer


                         By:__________________________________
                         Name:
                         Title:

                         Address:   One Post Street
                                    San Francisco, California  94104
                         Fax:

                         PREFERRED RECEIVABLES FUNDING
                         CORPORATION, as a Conduit


                         By:__________________________________
                              Authorized Signatory

                         Address:   c/o Bank One, NA, as Managing Agent
                                    Asset Backed Finance
                                    Suite 0079, 1-19
                                    1 Bank One Plaza
                                    Chicago, Illinois  60670-0019
                         Fax:       (312) 732-1844


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                         FALCON ASSET SECURITIZATION
                         CORPORATION, as a Conduit


                         By:__________________________________
                              Authorized Signatory

                         Address:   c/o Bank One, NA, as Managing Agent
                                    Asset Backed Finance
                                    Suite 0079, 1-19
                                    1 Bank One Plaza
                                    Chicago, Illinois  60670-0019
                         Fax:       (312) 732-1844


                         BLUE RIDGE ASSET FUNDING CORPORATION, as a Conduit

                         By:  Wachovia Bank, N.A., as Attorney-In-Fact


                         By:__________________________________
                         Name:
                         Title:

                         Address:   191 Peachtree Street, NE
                                    Atlanta, Georgia  30303
                         Fax:       (404) 332-5152

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                              BANK ONE, NA (Main Office Chicago) (formerly known
                              as THE FIRST NATIONAL BANK OF CHICAGO), as a
                              Committed Purchaser for PREFCO and Falcon, a
                              Financial Institution, a Managing Agent and as Collateral Agent


                         By:__________________________________
                         Name:
                         Title:

                         Address:   Bank One, NA
                                    Asset Backed Finance
                                    Suite 0596, 1-21
                                    1 Bank One Plaza
                                    Chicago, Illinois  60670-0596
                         Fax:       (312) 732-4487


                         WACHOVIA BANK, N.A., as a Committed Purchaser for Blue Ridge, a Financial Institution and a Managing Agent


                         By:__________________________________
                         Name:
                         Title:

                         Address:   191 Peachtree Street, NE
                                    Atlanta, Georgia  30303
                         Fax:       (404) 332-5152